JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO

A series of the The Saratoga Advantage Trust

Supplement dated September 16, 2016 to the Statement of Additional Information

Dated July 18, 2016 (the “SAI”)

This Supplement updates and supersedes any contrary information contained in the SAI.

Reference is made to page 26 of the SAI. The information contained in the section entitled “RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS” is deleted in its entirety and replaced with the following:

RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody’s, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate and municipal securities by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The Portfolio may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody’s, S&P’s and Fitch’s opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices. Subsequent to its purchase by the Portfolio an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Sub-Advisers or the Manager will consider such an event in determining whether the Portfolio should continue to hold the obligation. If a security is given different ratings by different nationally recognized statistical rating organizations, the Portfolio’s advisers consider the security's rating to be the highest rating of the ratings.

Please retain this supplement for future reference.